GMAC MORTGAGE [GRAPHIC OMITTED]

                      GMACM HOME EQUITY LOAN TRUST 2001-HE3



                           $258,236,000 (APPROXIMATE)
                          SUBJECT TO A +/- 10% VARIANCE


           FGIC FINANCIAL GUARANTY INSURANCE COMPANY [GRAPHIC OMITTED]
                                  Note Insurer


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    Depositor


                            GMAC MORTGAGE CORPORATION
                               Seller and Servicer


GREENWICH CAPITAL
________________________________________________________________________________
     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET       PREPARED:OCTOBER 16, 2001


                                  $258,236,000 (APPROXIMATE)
                            GMACM HOME EQUITY LOAN TRUST 2001-HE3

                                        (NOTE INSURER)

=========== ============== =========== =================== ============== ================== =============
                Note       WAL (Yrs.)    Payment Window                    Expected Rating   Legal Final
Class (1)    Balance (2)    Call/Mat   Call/Mat (Months)   Note Rate (3)  (S&P/Moody's/Fitch)  Maturity
----------- -------------- ----------- ------------------- -------------- ------------------ -------------
   A-1       $128,836,000  4.15/4.30       7-94/7-159        Variable        AAA/Aaa/AAA      March 2027
   A-2       $129,400,000  4.15/4.28       7-94/7-137        Variable        AAA/Aaa/AAA      March 2027
=========== ============== =========== =================== ============== ================== =============
  TOTAL      $258,236,000

(1) The Class A-1 Notes are backed by the cash flow from conforming balance adjustable-rate revolving credit line home equity mortgage loans (the "Group I Mortgage Loans"). The Class A-2 Notes are backed by the cash flow from conforming and non-conforming balance adjustable-rate revolving credit line home equity mortgage loans (the "Group II Mortgage Loans").
(2)      Subject to a plus or minus 10% variance.
(3) The Note Rate for the Class A-1 and Class A-2 Notes and each interest accrual period will be equal to the least of: (i) one-month LIBOR plus the related margin, (ii) the weighted average Net Loan Rate (as defined herein) of the mortgage loans in the related group and (iii) 13.00% per annum. The margin on the Notes will double for each interest accrual period beginning after the Payment Date (as defined herein) on which the Optional Redemption (as defined herein) can be exercised.


  Depositor:              Residential Asset Mortgage Products, Inc.

Seller and Servicer:      GMAC Mortgage Corporation ("GMACM").

Note Insurer:             Financial Guaranty Insurance Company ("FGIC").

Lead Manager:             Greenwich Capital Markets, Inc.

Co-Managers:              Banc One Capital Markets, Inc.

Owner Trustee:            Wilmington Trust Company.

Indenture Trustee:        Bank One, National Association.

Offered Notes: The Class A-1 and the Class A-2 Notes (together, the "NOTES").

GREENWICH CAPITAL
________________________________________________________________________________
     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Variable Funding  Notes:  The GMACM Home  Equity  Loan-Backed  Variable  Funding
     Notes, Series 2001-HE3 (the "VARIABLE FUNDING NOTES"). The Variable Funding Notes are not offered.

Federal Tax Status: It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration: The Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:             October 1, 2001.

Expected Pricing Date:    October 17, 2001.

Expected Closing Date:    October 24, 2001.

Expected Settlement Date: October 24, 2001.

Payment Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in November 2001.

Interest Accrual Period: The interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an Actual/360 basis).

Credit  Enhancement:  Excess  Interest,  overcollateralization,   limited  cross
     collateralization, the Reserve Account, and a Surety Policy (as defined herein) to be provided by FGIC.

ERISAEligibility: The Notes are expected to be ERISA eligible. Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEATreatment: The Notes WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

Optional Redemption: A principal payment may be made to redeem the Notes upon the exercise by the Servicer of its option to purchase the mortgage loans together with the assets of the trust after the aggregate note balance of the Notes has been reduced to an amount less than or equal to 10% of their initial aggregate note balance.

Prepayment Assumption:    35% CPR, 10% Draw Rate on the mortgage loans.


GREENWICH CAPITAL
________________________________________________________________________________
     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Loan Rate: The "LOAN RATE" of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

                          Interest on each adjustable-rate home equity revolving credit line ("HELOC") is computed daily and payable monthly on the average daily outstanding principal balance of such HELOC. After any initial teaser period, during which the Loan Rate may be fixed or set at a discounted variable rate for a period of approximately three to six months, the Loan Rate on each HELOC will be adjusted on each adjustment date to a rate equal to the sum of an index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum Loan Rate over the life of the HELOC specified in the related credit line agreement.

Net Loan Rate: The "NET LOAN RATE" is with respect to any Payment Date and any mortgage loan, the Loan Rate of that mortgage loan as of the first day of the calendar month in which the related Interest Accrual Period begins, less (i) the premium rate on the Surety Policy, (ii) the servicing fee rate (0.50%) and (iii) beginning on the thirteenth Payment Date and thereafter, [0.50]% (adjusted to an effective rate based on an actual/360 basis).

Initial Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $193,678,285, consisting of
     (i) approximately $96,627,602 of conforming HELOCs, the "INITIAL GROUP I MORTGAGE LOANS" and (ii) approximately $97,050,683 of non-conforming and conforming HELOCs, the "INITIAL GROUP II MORTGAGE LOANS," together with the Initial Group I Mortgage Loans, the "INITIAL MORTGAGE LOANS." See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Pre-Funding  Account:  On the Closing Date,  approximately  $64,559,428  will be deposited into an account (the "PRE-FUNDING ACCOUNT"). Approximately $32,209,201 will be allocated to purchase additional balances and additional mortgage loans for the first loan group and approximately $32,350,228 will be allocated to purchase additional balances and additional mortgage loans for the second loan group. This amount will come from the proceeds of the sale of the Notes.

                          During the Pre-Funding Period, funds on deposit in the Pre-Funding Account will be used by the issuer to purchase mortgage loans from the Seller from time to time. The "PRE-FUNDING PERIOD" will be the period from the Closing Date to the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) 90 days from the Closing Date and (iii) the occurrence of a rapid amortization event. The mortgage loans sold to the trust after the Closing Date will conform to certain characteristics set forth in the Prospectus Supplement. Any amounts remaining in the Pre-Funding Account at the end of the Pre-Funding Period in excess of $50,000 will be distributed as a payment of principal on the related Notes on the following Payment Date, any remaining amounts will be deposited into the Funding Account (as defined herein).


GREENWICH CAPITAL
________________________________________________________________________________
     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Capitalized Interest Account: On the Closing Date, part of the proceeds of the sale of the Notes will be deposited into an account with the Indenture Trustee designated the "CAPITALIZED INTEREST ACCOUNT." Amounts on deposit in the Capitalized Interest Account will be withdrawn on each Payment Date during the Pre-Funding Period to cover any shortfall in interest payments on the Notes due to the pre-funding feature. Any amounts remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be paid to the Seller.

Funding Account: An account (the "FUNDING ACCOUNT") will be set up with the Indenture Trustee on the Closing Date. On each Payment Date during the revolving period, the Indenture Trustee will deposit principal and excess spread collections for the related collection period into the Funding Account, and will apply such amount first to buy any additional balances for any HELOCs currently in the mortgage pool and second to purchase additional mortgage loans to be included in the trust. If not all principal collections in the Funding Account have been applied to purchase additional balances and additional mortgage loans at the end of the revolving period, the amount left in the Funding Account will be distributed as a payment of principal to the holders of the related Notes.

Reserve Account: An account designated the "RESERVE ACCOUNT" will be set up with the Indenture Trustee on the Closing Date. On each Payment Date, if the aggregate overcollateralization amount for both mortgage loan groups is less than the aggregate overcollateralization target amount for both mortgage loan groups, the amount of any remaining excess spread for each mortgage loan group will be deposited in the Reserve Account to be applied to cover any unpaid current interest with respect to the Notes backed by either mortgage loan group and any liquidation losses for each mortgage loan group not otherwise covered by principal and interest collections from such mortgage loan group. At the time, if any, that the aggregate overcollateralization amount for both mortgage loan groups equals or exceeds the aggregate overcollateralization target amount for both mortgage loan groups, any funds on deposit in the Reserve Account will no longer be applied to cover unpaid current interest or liquidation losses.

The Surety Policy: FGIC will issue a note insurance policy with respect to the Notes which will guarantee timely payment of interest and ultimate repayment of principal to the holders of the Notes.

Interest Distributions: Interest will be distributed on the Notes at a rate equal to the lesser of (a) One Month LIBOR plus the related margin, (b) the weighted average Loan Rate and (c) 13.00%. The margin on each Class of Notes will double after the first Payment Date on which the Optional Redemption is not exercised.


GREENWICH CAPITAL
________________________________________________________________________________
     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal  Distributions:  With respect to any Payment Date during the revolving period, except with respect to distributions of amounts on deposit in the Pre-Funding Account at the end of the Pre-Funding Period in excess of
     $50,000, no principal (other than excess spread applied to build overcollateralization) will be paid on the related Class of Notes or Variable Funding Notes, and all principal collections and excess spread will be deposited into the Funding Account and used first to purchase additional balances and second to purchase additional mortgage loans. On each Payment Date during the managed amortization period for the notes, the aggregate amount payable as principal of each Class of Notes and Variable Funding Notes will be equal to principal collections for the related loan group for that Payment Date that are not used to purchase additional balances. On each Payment Date during the rapid amortization period for each Class of Notes, the aggregate amount payable as principal for each Class of Notes and Variable Funding Notes will be equal to the principal collections for the related loan group for that Payment Date. In addition, on each Payment Date after the end of the revolving period for each Class of Notes, to the extent of funds available for that purpose, holders of each Class of Notes and the holders of the Variable Funding Notes will be entitled to get certain additional amounts in reduction of their note balance, generally equal to liquidation loss amounts.

     All principal payments due on the Notes and the Variable Funding Notes will be paid to those classes of notes from the principal collections and excess interest in the related loan groups and the Reserve Account until their outstanding principal balances are paid in full. In no event will principal payments on any Class of Notes on a Payment Date exceed the related principal balance of such Class of Notes on that Payment Date. On the final Payment Date, principal will be due and payable on the Notes in an amount equal to the related principal balance remaining outstanding on that Payment Date.

     As to each Class of Notes, the revolving period will be the period beginning on the Closing Date and ending on the earlier of 4/30/03 and the occurrence of a managed amortization event or certain rapid amortization events; the managed amortization period will be the period beginning on the first Payment Date following the end of the related revolving period and ending on the earlier of 4/30/07 and the occurrence of certain rapid amortization events; and the rapid amortization period will be the period beginning on the earlier of the first Payment Date following the end of the managed amortization period and the occurrence of certain rapid amortization events, and ending upon the termination of the issuer. A managed amortization event will be deemed to occur on any date on which the amount on deposit in the Funding Account equals or exceeds $10,000,000.



GREENWICH CAPITAL
________________________________________________________________________________
     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

GREENWICH CAPITAL
________________________________________________________________________________

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


               [OBJECT OMITTED]COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

GREENWICH CAPITAL
________________________________________________________________________________

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                      [OBJECT OMITTED]

                                 WEIGHTED AVERAGE LIFE TABLES


CLASS A-1 TO CALL
==================================================================================================
CPR (1)                    10%        25%       30%        35%       40%        45%       50%
==================================================================================================
 WAL (YEARS)              10.22      5.52       4.77      4.15       3.69      3.34       3.06
 MDUR (YEARS)              8.65      4.96       4.34      3.81       3.42      3.12       2.87
 FIRST PRINCIPAL PAY     05/25/02  05/25/02   05/25/02  05/25/02   05/25/02  05/25/02   05/25/02
 LAST PRINCIPAL PAY      04/25/17  08/25/11   12/25/10  08/25/09   09/25/08  12/25/07   04/25/07
--------------------------------------------------------------------------------------------------

CLASS A-1 TO MATURITY
--------------------------------------------------------------------------------------------------
==================================================================================================
CPR (1)                    10%        25%       30%        35%       40%        45%       50%
==================================================================================================
 WAL (YEARS)              10.62      5.70       4.90      4.30       3.83      3.47       3.18
 MDUR (YEARS)              8.90      5.08       4.43      3.93       3.53      3.22       2.97
 FIRST PRINCIPAL PAY     05/25/02  05/25/02   05/25/02  05/25/02   05/25/02  05/25/02   05/25/02
 LAST PRINCIPAL PAY      02/25/24  04/25/19   12/25/16  01/25/15   04/25/13  10/25/11   07/25/11
--------------------------------------------------------------------------------------------------

CLASS A-2 TO CALL
--------------------------------------------------------------------------------------------------
==================================================================================================
CPR (1)                    10%        25%       30%        35%       40%        45%       50%
==================================================================================================
 WAL (YEARS)               9.46      5.52       4.77      4.15       3.69      3.34       3.06
 MDUR (YEARS)              8.12      4.95       4.33      3.81       3.42      3.12       2.87
 FIRST PRINCIPAL PAY     05/25/02  05/25/02   05/25/02  05/25/02   05/25/02  05/25/02   05/25/02
 LAST PRINCIPAL PAY      04/25/17  08/25/11   12/25/10  08/25/09   09/25/08  12/25/07   04/25/07
--------------------------------------------------------------------------------------------------

CLASS A-2 TO MATURITY
--------------------------------------------------------------------------------------------------
==================================================================================================
CPR (1)                    10%        25%       30%        35%       40%        45%       50%
==================================================================================================
 WAL (YEARS)               9.63      5.58       4.85      4.28       3.83      3.47       3.18
 MDUR (YEARS)              8.22      5.00       4.39      3.91       3.53      3.22       2.97
 FIRST PRINCIPAL PAY     05/25/02  05/25/02   05/25/02  05/25/02   05/25/02  05/25/02   05/25/02
 LAST PRINCIPAL PAY      10/25/23  05/25/17   03/25/15  03/25/13   09/25/11  07/25/11   07/25/11
--------------------------------------------------------------------------------------------------

(1) Assumes a CPR as disclosed above and a constant draw rate of 10%.

GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                         INITIAL GROUP I MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

TOTAL CURRENT                                $96,627,602
BALANCE:
NUMBER OF                                          4,906
LOANS:

                                                                       MINIMUM               MAXIMUM
AVG CURRENT                                   $19,695.80             $1,000.00           $229,500.00
BALANCE:

WAVG GROSS                                        6.0199 %              4.9900 %             12.0000 %
COUPON:
WAVG FULL INDEX                                   7.4499 %              6.0000 %             12.7500 %
RATE:
WAVG CURRENT                                      0.0362 %             -1.0000 %              5.8800 %
MARGIN:
WAVG FULL INDEX                                   1.4499 %              0.0000 %              6.7500 %
MARGIN:
WAVG MAX INT                                     18.1131 %             15.0000 %             25.0000 %
RATE:

WAVG COMBINED                                      77.23 %                3.64 %              100.00 %
LTV:
WAVG JR                                            21.51 %                0.00 %               98.78 %
RATIO:
WAVG                                               78.77 %                1.00 %              100.00 %
UTILIZATION:

WAVG FICO                                            723                     0                   819
SCORE:
WAVG                                               35.53 %                3.13 %               75.18 %
DTI:

WAVG ORIGINAL                                        201 Months            120 months            300 Months
TERM:
WAVG DRAW                                            157 Months              0 months            180 Months
TERM:
WAVG REPAYMENT                                       120 Months            120 months            180 Months
TERM:
WAVG REMAINING                                       197 Months             70 months            298 Months
TERM:
WAVG                                                   4 Months              1 months             94 Months
SEASONING:

TOP STATE CONCENTRATIONS               22.04 %  California,  14.34 %  Michigan,  5.46 %  Illinois
($):
MAXIMUM ZIP CODE CONC                  0.43 %  48307  (Rochester, MI)
($):

ORIGINATION                                                            Dec 21,               Oct 01,
DATE:                                                                     1993                  2001
FIRST PAY                                                              Jan 21,               Nov 01,
DATE:                                                                     1994                  2001
MATURE                                                                 Aug 07,               Aug 26,
DATE:                                                                     2007                  2026


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
PROPERTY TYPE:                                 MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 Single Family                                             4,190          82,514,212.30                85.39
 Condominium                                                 397           7,540,040.77                 7.80
 PUD                                                         269           5,723,727.64                 5.92
 2-4  Family                                                  44             702,820.47                 0.73
 Manufactured Housing                                          4              87,250.54                 0.09
 Townhouse                                                     2              59,550.00                 0.06
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF PRINCIPAL BALANCES ($):               MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
               0.01  -     25,000.00                       3,668          42,354,606.45                43.83
     25,000.01  -     50,000.00                              960          33,749,555.82                34.93
     50,000.01  -     75,000.00                              183          11,060,517.63                11.45
     75,000.01  -   100,000.00                                73           6,530,766.58                 6.76
   100,000.01  -   125,000.00                                 13           1,488,119.33                 1.54
   125,000.01  -   150,000.00                                  7             993,260.91                 1.03
   200,000.01  +                                               2             450,775.00                 0.47
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF COMBINED LTVS (%):                    MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
    0.01  -  40.00                                           248           5,682,145.31                 5.87
  40.01  -  50.00                                            157           3,340,910.66                 3.46
  50.01  -  60.00                                            287           6,096,317.34                 6.31
  60.01  -  70.00                                            416           8,841,664.43                 9.15
  70.01  -  80.00                                          1,306          26,094,357.96                27.01
  80.01  -  90.00                                          1,788          30,835,949.78                31.91
  90.01  - 100.00                                            704          15,736,256.24                16.29
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
LOCATION:                                      MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
California                                                 1,102          21,292,807.60                22.04
 Michigan                                                    756          13,858,710.66                14.34
 Illinois                                                    226           5,279,373.93                 5.46
 New Jersey                                                  228           5,153,006.98                 5.33
 Florida                                                     232           4,627,424.81                 4.79
 Pennsylvania                                                161           3,496,477.11                 3.62
 New York                                                    157           3,468,290.35                 3.59
 Massachusetts                                               165           3,407,671.58                 3.53
 Colorado                                                    128           2,737,524.41                 2.83
 Connecticut                                                 135           2,632,279.70                 2.72
 Ohio                                                        128           2,426,617.01                 2.51
 Arizona                                                     102           2,364,000.12                 2.45
 Washington                                                  105           2,184,337.80                 2.26
 Georgia                                                     109           2,023,946.62                 2.09
 Indiana                                                     116           2,008,224.85                 2.08
 All Others ( 31 ) + DC                                    1,056          19,666,908.19                20.35
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF JUNIOR RATIOS (%):                    MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
    0.000  -  10.000                                       2,139          17,097,051.72                19.38
  10.001  -  20.000                                        1,676          35,176,074.87                39.87
  20.001  -  30.000                                          505          16,894,326.90                19.15
  30.001  -  40.000                                          195           8,660,495.66                 9.82
  40.001  -  50.000                                           92           4,705,389.22                 5.33
  50.001  -  60.000                                           50           2,857,788.42                 3.24
  60.001  -  70.000                                           28           1,660,068.38                 1.88
  70.001  -  80.000                                            9             359,454.23                 0.41
  80.001  -  90.000                                           10             506,941.42                 0.57
  90.001  - 100.00                                             4             308,002.00                 0.35
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,708          88,225,592.82               100.00
===========================================  ====================  =====================  ===================


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF LOAN RATES (%):                       MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
   6.000  -   6.999                                        2,062          42,431,303.90                43.91
   7.000  -   7.999                                        1,379          25,368,203.62                26.25
   8.000  -   8.999                                          774          15,167,492.24                15.70
   9.000  -   9.999                                          359           7,391,616.59                 7.65
 10.000  - 10.999                                            254           4,726,099.90                 4.89
 11.000  - 11.999                                             77           1,507,125.27                 1.56
 12.000  - 12.999                                              1              35,760.20                 0.04
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================


                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF FULLY INDEXED GROSS MARGINS (%)       MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
  0.000  -  0.999                                          2,062          42,431,303.90                43.91
  1.000  -  1.999                                          1,379          25,368,203.62                26.25
  2.000  -  2.999                                            774          15,167,492.24                15.70
  3.000  -  3.999                                            359           7,391,616.59                 7.65
  4.000  -  4.999                                            254           4,726,099.90                 4.89
  5.000  -  5.999                                             77           1,507,125.27                 1.56
  6.000  -  6.999                                              1              35,760.20                 0.04
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT UTILIZATION RATES (%):         MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
   0.001 -  10.00                                            355           1,062,291.75                 1.10
  10.01  -  20.00                                            478           2,813,050.99                 2.91
  20.01  -  30.00                                            409           3,807,266.00                 3.94
  30.01  -  40.00                                            412           4,715,033.63                 4.88
  40.01  -  50.00                                            386           5,668,377.23                 5.87
  50.01  -  60.00                                            321           6,151,455.36                 6.37
  60.01  -  70.00                                            290           6,341,001.17                 6.56
  70.01  -  80.00                                            294           7,014,443.94                 7.26
  80.01  -  90.00                                            232           6,745,858.72                 6.98
  90.01  - 100.00                                          1,729          52,308,822.93                54.13
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================



GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT LIMITS ($):                    MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
          0.01  -     25,000.00                            2,423          27,542,662.56                28.50
     25,000.01  -     50,000.00                            1,761          39,530,303.85                40.91
     50,000.01  -     75,000.00                              366          12,582,448.45                13.02
     75,000.01  -   100,000.00                               280          12,423,829.39                12.86
   100,000.01  -   125,000.00                                 37           1,842,500.53                 1.91
   125,000.01  -   150,000.00                                 31           1,928,245.85                 2.00
   150,000.01  -   175,000.00                                  2              62,221.38                 0.06
   175,000.01  -   200,000.00                                  1              57,584.14                 0.06
   200,000.01  -   225,000.00                                  1             221,275.00                 0.23
   225,000.01  -   250,000.00                                  4             436,530.57                 0.45
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
MAXIMUM LOAN RATES (%):                        MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 15.000  - 15.999                                             16             257,866.69                 0.27
 16.000  - 16.999                                             17             213,939.22                 0.22
 17.000  - 17.999                                             17             160,949.84                 0.17
 18.000  - 18.999                                          4,839          95,817,660.08                99.16
 19.000  - 19.999                                             14             149,639.77                 0.15
 20.000 +                                                      3              27,546.12                 0.03
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF REMAINING TERM (MONTHS):              MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
   61  - 120                                               2,242          46,878,980.95                48.52
 121  - 180                                                  476           9,580,617.83                 9.91
 241  - 300                                                2,188          40,168,002.94                41.57
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
LIEN POSITION:                                 MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 Second                                                    4,708          88,225,592.82                91.30
 First                                                       198           8,402,008.90                 8.70
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================



GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF DEBT-TO-INCOME RATIOS (%):            MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
    0.001  -  10.000                                          19             538,064.52                 0.56
  10.001  -  20.000                                          371           7,933,537.53                 8.21
  20.001  -  30.000                                        1,154          21,699,095.47                22.46
  30.001  -  40.000                                        1,606          30,297,327.92                31.35
  40.001  -  50.000                                        1,530          31,461,772.37                32.56
  50.001  -  60.000                                          201           4,073,015.10                 4.22
  60.000 +                                                    25             624,788.81                 0.65
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
TEASER EXPIRATION MONTH:                       MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 None                                                      1,084          16,751,839.12                17.34
 October 2001                                                645          12,627,249.76                13.07
 November 2001                                             1,158          23,754,428.44                24.58
 December 2001                                               541          10,269,474.47                10.63
 January 2002                                                148           2,027,917.02                 2.10
 February 2002                                               568          12,523,046.45                12.96
 March 2002                                                  724          17,769,044.55                18.39
 April 2002                                                   38             904,601.91                 0.94
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
DOCUMENTATION:                                 MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 Standard                                                  4,131          80,731,471.23                83.55
 Family First Direct                                         457           8,638,512.05                 8.94
 No Income/No Appraisal                                      125           2,566,390.48                 2.66
 No Income Verification                                       53           1,308,741.24                 1.35
 Select                                                       52           1,160,652.42                 1.20
 Stated Income                                                35             944,946.73                 0.98
 GM Expanded Family                                           31             749,705.12                 0.78
 Super Express                                                13             315,949.05                 0.33
 Streamline                                                    6             141,868.08                 0.15
 Express                                                       3              69,365.32                 0.07
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
OCCUPANCY (AS INDICATED BY BORROWER):          MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 Owner Occupied                                            4,841          95,171,660.92                98.49
 Second Home                                                  65           1,455,940.80                 1.51
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
LOAN PURPOSE:                                  MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 Other                                                     3,560          70,167,838.47                72.62
 Debt Consolidation                                          828          16,243,859.28                16.81
 Home Improvement                                            505           9,981,099.58                10.33
 Education                                                    13             234,804.39                 0.24
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================

                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
ORIGINATION YEAR:                              MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 1993                                                          1              27,000.00                 0.03
 1994                                                          1               5,435.00                 0.01
 1997                                                          5              73,457.57                 0.08
 1998                                                         24             404,113.83                 0.42
 1999                                                         77             845,769.20                 0.88
 2000                                                        132           1,618,163.19                 1.67
 2001                                                      4,666          93,653,662.93                96.92
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                             % OF INITIAL
                                                  NUMBER OF                                GROUP I MORTGAGE
                                               INITIAL GROUP I         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT SCORES:                        MORTGAGE LOANS       PRINCIPAL BALANCE        DATE BALANCE
                                                                           ($)
-------------------------------------------  --------------------  ---------------------  -------------------
 N/A                                                          36             703,800.37                 0.73
 560  - 579                                                    1              28,990.87                 0.03
 580  - 599                                                    1               4,801.60                 0.00
 600  - 619                                                   13             200,344.39                 0.21
 620  - 639                                                  217           3,699,300.08                 3.83
 640  - 659                                                  330           5,960,571.91                 6.17
 660  - 679                                                  473           9,311,155.84                 9.64
 680  - 699                                                  609          12,053,289.40                12.47
 700  - 719                                                  652          13,033,825.89                13.49
 720  - 739                                                  656          12,211,392.70                12.64
 740  - 759                                                  672          12,785,831.44                13.23
 760  - 779                                                  684          13,932,783.89                14.42
 780  - 799                                                  458           9,759,244.11                10.10
 800  - 819                                                  104           2,942,269.23                 3.04
-------------------------------------------  --------------------  ---------------------  -------------------
TOTAL                                                      4,906          96,627,601.72               100.00
===========================================  ====================  =====================  ===================




GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.




                         INITIAL GROUP II MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

TOTAL CURRENT                               $97,050,683
BALANCE:
NUMBER OF                                         1,970
LOANS:

                                                                      MINIMUM               MAXIMUM
AVG CURRENT                                  $49,264.31             $1,000.00           $749,401.70
BALANCE:

WAVG GROSS                                       5.7240 %              4.9900 %             11.6300 %
COUPON:
WAVG FULL INDEX                                  7.1929 %              6.0000 %             11.5000 %
RATE:
WAVG CURRENT                                    -0.2687 %             -1.0000 %              5.5000 %
MARGIN:
WAVG FULL INDEX                                  1.1929 %              0.0000 %              5.5000 %
MARGIN:
WAVG MAX INT                                    18.1601 %              0.0000 %             19.0000 %
RATE:

WAVG COMBINED                                     80.25 %               20.55 %              100.00 %
LTV:
WAVG JR                                           22.80 %                0.00 %               96.43 %
RATIO:
WAVG UTILIZATION                                  83.72 %                0.66 %              100.00 %
RATE:

WAVG FICO                                           723                     0                   816
SCORE:
WAVG                                              35.41 %                2.44 %               69.95 %
DTI:

WAVG ORIGINAL                                       157 Months            120 Months            300 Months
TERM:
WAVG DRAW                                           159 Months              0 Months            180 Months
TERM:
WAVG REPAYMENT                                      120 Months            120 Months            240 Months
TERM:
WAVG REMAINING                                      153 Months             64 Months            298 Months
TERM:
WAVG                                                  3 Months              1 Months             56 Months
SEASONING:

TOP STATE CONCENTRATIONS                22.77 %  California,  15.41 %  Michigan,  11.83 %
($):                                    Massachusetts
MAXIMUM ZIP CODE CONC ($):              0.84 %  48170  (Plymouth, MI)

ORIGINATION                                                           Feb 06,               Oct 02,
DATE:                                                                    1997                  2001
FIRST PAY                                                             Mar 06,               Nov 02,
DATE:                                                                    1997                  2001
MATURE                                                                Feb 06,               Aug 24,
DATE:                                                                    2007                  2026


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
PROPERTY TYPE:                               MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 Single Family                                          1,616          80,148,876.72                 82.58
 PUD                                                      197           9,217,270.31                  9.50
 Condominium                                              130           6,447,250.30                  6.64
 2-4  Family                                               26           1,188,285.68                  1.22
 Townhouse                                                  1              49,000.00                  0.05
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF PRINCIPAL BALANCES ($):             MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
              0.01  -     25,000.00                       675           9,361,776.31                  9.65
     25,000.01  -     50,000.00                           638          24,836,870.86                 25.59
     50,000.01  -     75,000.00                           283          17,365,550.73                 17.89
     75,000.01  -   100,000.00                            198          17,709,458.87                 18.25
   100,000.01  -   125,000.00                              51           5,752,155.43                  5.93
   125,000.01  -   150,000.00                              69           9,793,548.52                 10.09
   150,000.01  -   175,000.00                              15           2,435,036.40                  2.51
   175,000.01  -   200,000.00                              18           3,448,210.35                  3.55
   200,000.01  -   225,000.00                               6           1,271,849.92                  1.31
   225,000.01  -   250,000.00                              10           2,406,965.61                  2.48
   250,000.01  -   275,000.00                               1             253,130.48                  0.26
   275,000.01  -   300,000.00                               1             300,000.00                  0.31
   325,000.01  -   350,000.00                               3           1,013,000.00                  1.04
   350,000.01  -   375,000.00                               1             353,727.83                  0.36
   725,000.01  +                                            1             749,401.70                  0.77
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF COMBINED LTVS (%):                  MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
   0.01   -  40.00                                         18             940,698.95                  0.97
  40.01  -  50.00                                          39           3,376,510.31                  3.48
  50.01  -  60.00                                          81           4,690,367.22                  4.83
  60.01  -  70.00                                         158           8,601,202.31                  8.86
  70.01  -  80.00                                         619          30,017,592.12                 30.93
  80.01  -  90.00                                         818          35,882,000.38                 36.97
  90.01  - 100.00                                         237          13,542,311.72                 13.95
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
LOCATION:                                    MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 California                                               544          22,094,375.52                 22.77
 Michigan                                                 306          14,957,070.15                 15.41
 Massachusetts                                            201          11,483,322.43                 11.83
 New Jersey                                               138           8,114,402.93                  8.36
 Illinois                                                 152           7,868,484.03                  8.11
 New York                                                  58           3,451,510.60                  3.56
 Colorado                                                  63           3,196,044.87                  3.29
 Florida                                                   61           3,128,623.49                  3.22
 Connecticut                                               50           2,742,294.56                  2.83
 Washington                                                38           2,336,678.08                  2.41
 All Others ( 30 ) + DC                                   359          17,677,876.35                 18.22
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF JUNIOR RATIOS (%):                  MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
    0.001  -  10.000                                      805          14,412,840.53                 14.89
  10.001  -  20.000                                       776          39,288,442.40                 40.58
  20.001  -  30.000                                       215          18,687,771.42                 19.30
  30.001  -  40.000                                        96          12,851,045.19                 13.27
  40.001  -  50.000                                        34           5,349,515.21                  5.53
  50.001  -  60.000                                        17           2,406,757.75                  2.49
  60.001  -  70.000                                        16           2,397,570.81                  2.48
  70.001  -  80.000                                         5             696,575.56                  0.72
  80.001  -  90.000                                         2             299,147.50                  0.31
  90.001  -  100.000                                        3             422,126.59                  0.44
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,969          96,811,792.96                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF LOAN RATES (%):                     MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
  6.000  -  6.999                                         867          46,775,191.24                 48.20
  7.000  -  7.999                                         632          28,041,061.91                 28.89
  8.000  -  8.999                                         311          15,196,991.26                 15.66
  9.000  -  9.999                                          99           4,711,787.82                  4.85
 10.000  - 10.999                                          53           2,050,635.81                  2.11
 11.000  - 11.999                                           8             275,014.97                  0.28
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================



GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF FULLY INDEXED GROSS MARGINS (%):    MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
  0.000  -  0.999                                         867          46,775,191.24                 48.20
  1.000  -  1.999                                         632          28,041,061.91                 28.89
  2.000  -  2.999                                         311          15,196,991.26                 15.66
  3.000  -  3.999                                          99           4,711,787.82                  4.85
  4.000  -  4.999                                          53           2,050,635.81                  2.11
  5.000  -  5.999                                           8             275,014.97                  0.28
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT UTILIZATION RATES (%):       MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
   0.01  -  10.00                                         139             816,796.20                  0.84
  10.01  -  20.00                                         158           2,334,296.35                  2.41
  20.01  -  30.00                                         133           2,847,433.24                  2.93
  30.01  -  40.00                                         109           2,985,276.96                  3.08
  40.01  -  50.00                                         112           3,761,300.44                  3.88
  50.01  -  60.00                                         116           5,268,563.43                  5.43
  60.01  -  70.00                                         114           5,426,224.69                  5.59
  70.01  -  80.00                                          89           5,324,597.84                  5.49
  80.01  -  90.00                                         104           6,953,167.46                  7.16
  90.01  - 100.00                                         896          61,333,026.40                 63.20
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT LIMITS ($):                  MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
              0.01   -     25,000.00                      162           2,537,365.14                  2.61
     25,000.01  -     50,000.00                           667          20,408,090.72                 21.03
     50,000.01  -     75,000.00                           369          17,118,065.42                 17.64
     75,000.01  -   100,000.00                            381          20,524,234.48                 21.15
   100,000.01  -   125,000.00                              88           6,216,487.84                  6.41
   125,000.01  -   150,000.00                             180          14,079,679.33                 14.51
   150,000.01  -   175,000.00                              19           2,551,972.99                  2.63
   175,000.01  -   200,000.00                              34           3,817,048.88                  3.93
   200,000.01  -   225,000.00                              11           1,445,247.67                  1.49
   225,000.01  -   250,000.00                              37           4,086,523.77                  4.21
   250,000.01  -   275,000.00                               2              62,869.93                  0.06
   275,000.01  -   300,000.00                               5             759,751.64                  0.78
   300,000.01  -   325,000.00                               2             327,000.00                  0.34
   325,000.01  -   350,000.00                               9           1,596,325.62                  1.64
   350,000.01  -   375,000.00                               1             353,727.83                  0.36
   375,000.01  -   400,000.00                               2             416,890.05                  0.43
   725,000.01  -   750,000.00                               1             749,401.70                  0.77
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
MAXIMUM LOAN RATES (%):                      MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 N/A                                                        4             141,747.09                  0.15
 15.000  - 15.999                                           2             153,136.61                  0.16
 17.000  - 17.999                                           4             114,053.35                  0.12
 18.000  - 18.999                                       1,959          96,637,745.96                 99.57
 19.000  - 19.999                                           1               4,000.00                  0.00
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF REMAINING TERM (MONTHS):            MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
   61  - 120                                            1,414          74,619,107.08                 76.89
 121  - 180                                                92           4,022,735.57                  4.14
 181  - 240                                                 1              60,286.48                  0.06
 241  - 300                                               463          18,348,553.88                 18.91
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
LIEN POSITION:                               MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 Second                                                 1,969          96,811,792.96                 99.75
 First                                                      1             238,890.05                  0.25
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF DEBT-TO-INCOME RATIOS (%):          MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
    0.001  -  10.000                                       18           1,414,471.69                  1.46
  10.001  -  20.000                                       131           7,611,287.61                  7.84
  20.001  -  30.000                                       442          21,914,732.21                 22.58
  30.001  -  40.000                                       680          31,923,520.10                 32.89
  40.001  -  50.000                                       583          28,962,138.73                 29.84
  50.001  -  60.000                                        99           4,452,407.23                  4.59
  60.001 +                                                 17             772,125.44                  0.80
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
TEASER EXPIRATION MONTH:                     MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 None                                                     410          17,080,261.03                 17.60
 October 2001                                             241          11,233,911.37                 11.58
 November 2001                                            302          12,962,629.29                 13.36
 December 2001                                            214           9,648,026.06                  9.94
 January 2002                                             154           7,957,350.57                  8.20
 February 2002                                            379          21,778,247.71                 22.44
 March 2002                                               252          15,282,211.41                 15.75
 April 2002                                                18           1,108,045.57                  1.14
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================



GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.



                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
DOCUMENTATION:                               MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 Standard                                               1,570          76,442,579.88                 78.77
 Select                                                   148           9,547,051.64                  9.84
 Family First Direct                                      186           8,889,035.30                  9.16
 No Income/No Appraisal                                    27             713,712.11                  0.74
 No Income Verification                                    15             472,868.82                  0.49
 Stated Income                                             11             426,421.58                  0.44
 GM Expanded Family                                         6             336,534.40                  0.35
 Streamline                                                 3             140,053.82                  0.14
 Super Express                                              3              49,809.73                  0.05
 Express                                                    1              32,615.73                  0.03
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
OCCUPANCY (AS INDICATED BY BORROWER)         MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 Owner Occupied                                         1,938          95,474,213.92                 98.38
 Second Home                                               32           1,576,469.09                  1.62
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
LOAN PURPOSE:                                MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 Other                                                  1,635          80,224,241.76                 82.66
 Debt Consolidation                                       180           9,569,828.81                  9.86
 Home Improvement                                         154           7,233,745.95                  7.45
 Education                                                  1              22,866.49                  0.02
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================


GREENWICH CAPITAL
_______________________________________________________________________________
The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.




                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
ORIGINATION YEAR:                            MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 1997                                                       1              99,000.00                  0.10
 1998                                                       2              41,130.10                  0.04
 1999                                                       8             457,541.83                  0.47
 2000                                                      36             847,028.42                  0.87
 2001                                                   1,923          95,605,982.66                 98.51
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================

                                                                                          % OF INITIAL
                                                NUMBER OF                               GROUP II MORTGAGE
                                            INITIAL GROUP II        CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT SCORES:                      MORTGAGE LOANS      PRINCIPAL BALANCE        DATE BALANCE
                                                                        ($)
------------------------------------------  ------------------  ---------------------  --------------------
 N/A                                                       15             594,657.58                  0.61
 580  - 599                                                 1             149,865.00                  0.15
 600  - 619                                                 4             154,180.83                  0.16
 620  - 639                                                56           2,702,348.12                  2.78
 640  - 659                                               115           4,680,133.46                  4.82
 660  - 679                                               187           9,940,626.09                 10.24
 680  - 699                                               268          14,050,604.50                 14.48
 700  - 719                                               249          12,055,228.39                 12.42
 720  - 739                                               315          14,598,946.86                 15.04
 740  - 759                                               295          14,476,664.11                 14.92
 760  - 779                                               288          13,602,671.81                 14.02
 780  - 799                                               152           8,569,260.78                  8.83
 800  - 816                                                25           1,475,495.48                  1.52
------------------------------------------  ------------------  ---------------------  --------------------
TOTAL                                                   1,970          97,050,683.01                100.00
==========================================  ==================  =====================  ====================
